PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated February 18, 2016,
to
Prospectuses dated May 1, 2015,
 for
 VUL Protector® Variable Universal Life Contracts (for Contracts issued on or after May 1, 2015)

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

Effective February 22, 2016, the following changes to the variations for the state of California are hereby made to Appendix A.

Appendix A: State Availability or Variations of Certain Features and Riders

State	Rider or Feature	Availability or Variation
CA	Enhanced Disability Benefit Rider
“Not available” is hereby deleted.

The following is added:

The description of the Enhanced Disability Benefit Rider under Charges for Optional Rider Coverage is hereby deleted and replaced with the following:

Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled.  The current charge is based on issue age, sex, and underwriting classification of the insured.  The charge ranges from 7.08% to 12.17% of the monthly benefit amount.  The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 65th birthday.

The description of the Enhanced Disability Benefit Rider under Other Optional Riders is hereby deleted and replaced with the following:

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined in the benefit provision.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday.  For total disability occurring on or after the first Contract Anniversary following the insured’s 60th birthday, payments will only be made until the month before the first Contract Anniversary following the insured’s 65th birthday and while the insured remains totally disabled.  This rider is not available on Contracts that include the BenefitAccess Rider.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP110
VULP15